                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

                         Date of Report: August 21, 2003

                         Commission File Number: 0-22325

                       INFORMATION ARCHITECTS CORPORATION
             (Exact name of registrant as specified in its chapter)

             NORTH CAROLINA                            87-0399301
            (State or other                          (IRS Employer
      jurisdiction of incorporation)               Identification No.)

            2400 DISTRIBUTION STREET, CHARLOTTE, NORTH CAROLINA 28203
               (Address of principal executive offices) (Zip Code)

                                 (704) 365-2324
              (Registrant's telephone number, including area code)

                       4064 COLONY RD, CHARLOTTE, NC 28211
          (Former name or former address, if changed since last report)

ITEM 1.  CHANGES IN CONTROL OF REGISTRANT

NOT APPLICABLE

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

NOT APPLICABLE

ITEM 3.  BANKRUPTCY OR RECEIVERSHIP

NOT APPLICABLE

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

On August 21, 2003 , the Board of Directors of Information Architects
Corporation decided to terminate the services of Salberg & Company, P.A.
("SALBERG") as the Company's auditors, and to engage Hunter, Atkins and Russell
CPA's as the Company's independent auditors, effectively immediately.

        During the Registrant's most recent two fiscal years and during any subsequent interim periods preceding the date of termination, the Company has had no disagreements with SALBERG on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure.

        No accountant's report on the financial statements for the past two years contained an adverse opinion or a disclaimer of opinion or was qualified or modified as to uncertainty, audit scope or accounting principles, except the audited statements prepared by SALBERG did contain a going concern qualification; such financial statements did not contain any adjustments for uncertainties stated therein. In addition, SALBERG did not advise the Company with regard to any of the following:

1.    That internal controls necessary to develop reliable financial statements did not exist; or
2.   That information has come to the attention of SALBERG, which made them unwilling to rely on management's representations, or unwilling to be associated with the financial statements prepared by management; or
3.   That the scope of the audit should be expanded significantly, or information has come to the accountant's attention that the accountant has concluded will, or if further investigated might, materially impact the fairness or reliability of a previously issued audit report or the underlying financial statements, or the financial statements issued or to be issued covering the fiscal periods subsequent to the date of the most recent audited financial statements, and the issue was not resolved to the accountant's satisfaction prior to its resignation or dismissal; and

        SALBERG has been provided with a copy of this disclosure but declined to furnish a letter to the Company, addressed to the SEC, stating whether they agree with the statements made herein or the stating the reasons in which they do not agree.

        During the most recent two fiscal years and during any subsequent interim periods preceding the date of engagement, the registrant has not consulted Hunter, Atkins and Russell CPA's regarding any matter requiring disclosure under Regulation S-K, Item 304(a)(2).

ITEM 5.  OTHER EVENTS

NOT APPLICABLE

ITEM 6.  RESIGNATIONS OF REGISTRANT'S DIRECTORS

NOT APPLICABLE

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the
Undersigned, there unto duly authorized.

                                  Information Architects Corporation

                                  By: /s/ Michael L. Weinstein
                                   ----------------------------
                                          Michael L. Weinstein
                                          CEO

Date: August 21, 2003